Exhibit 10.13

LOCK-UP AGREEMENT

____________, 2021

Hillman Solutions Corp.

[10590 Hamilton Avenue

Cincinnati, Ohio 45231]

Ladies and Gentlemen:

Reference is hereby made to that certain Agreement and Plan of Merger, dated January 24, 2021, by and among Landcadia Holdings III, Inc., a Delaware corporation (“Parent”), Helios Sun Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), HMAN Group Holdings Inc., a Delaware corporation (“Hillman”), and the stockholder representative thereunder (the “Merger Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

The undersigned understands that (i) pursuant to the Merger Agreement, Merger Sub shall merge with and into Hillman, with Hillman being the surviving corporation of the merger, and (ii) upon the closing of the transactions contemplated by the Merger Agreement, each share of common stock, par value $0.01 per share, of Hillman (the “Hillman Common Stock”) held by the undersigned shall be cancelled and automatically deemed for all purposes to represent the right to receive a portion of the Aggregate Stock Consideration, with the undersigned being entitled to receive with respect to each such share of Hillman Common Stock, a number of shares of common stock, par value $0.0001 per share (the “Common Stock”), of Hillman Solutions Corp. (f/k/a Landcadia Holdings III, Inc.), a Delaware corporation (the “Company”), subject to and in accordance with the terms and conditions set forth in the Merger Agreement.

In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees as follows:

1.	The undersigned agrees that they shall not Transfer any shares of Common Stock for six (6) months following the Closing Date (the “Lock-Up Period”); provided, (x) that 33% of the Common Stock shall be transferable as part of an Underwritten Offering following 90 days after the Closing Date if the last closing price of the Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period after the Closing, and (y) each executive officer and director of the Company shall be permitted to establish a plan to acquire and sell shares of Common Stock pursuant to Rule 10b5-1 under the Exchange Act, provided that such plan does not provide for the Transfer of shares of Common Stock during the Lock-Up Period. The foregoing restrictions shall not apply to Permitted Transfers or Transfers made by a Permitted Transferee.

2.	The undersigned further agrees, and the Company agrees and shall cause each director and officer of the Company to agree, that, in connection with each Registration or sale of Registrable Securities conducted as an Underwritten Offering, if requested, to become bound by and to execute and deliver a customary lock-up agreement with the Underwriter(s) of such Underwritten Offering restricting such applicable person or entity’s right to (a) Transfer, directly or indirectly, any equity securities of the Company held by such person or entity or (b) enter into any swap or other arrangement that transfers to another any of the economic consequences of ownership of such securities during the period commencing on the date of the final Prospectus relating to the Underwritten Offering and ending on the date specified by the Underwriters (such period not to exceed ninety (90) days). The terms of such lock-up agreements shall be negotiated among the applicable holder of Common Stock (“Holder”) requested to enter into lock-up agreements in accordance with the immediately preceding sentence, the Company and the Underwriters and shall include customary exclusions from the restrictions on Transfer set forth therein, including that such restrictions on the applicable Holder shall be conditioned upon all officers and directors of the Company, as well as all Holders, being subject to the same restrictions; provided, that, to the extent any Holder is granted a release or waiver from the restrictions contained in this Section 2 and in such Holder’s lock-up agreement prior to the expiration of the period set forth in such Holder’s lock-up agreement, then all Holders shall be automatically granted a release or waiver from the restrictions contained in this Section 2 and the applicable lock-up agreements to which they are party to the same extent, on substantially the same terms as and on a pro rata basis with, the Holder to which such release or waiver is granted. The provisions of this Section 2 shall not apply to any Holder that holds less than one percent (1%) of then total issued and outstanding Common Stock.

3.	As used herein, the following terms shall have the respective meanings set forth below:

“Affiliate” means, with respect to a specified Person, each other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified; provided that no Holder shall be deemed an Affiliate of any other Holder solely by reason of an investment in, or holding of Common Stock (or securities convertible or exchangeable for shares of Common Stock) of, the Company. As used in this definition, “control” (including with correlative meanings, “controlled by” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities or by contract or other agreement); provided, however, that in no event shall the term “Affiliate” include any portfolio company of any Holder or their respective Affiliates (other than the Company).

“Block Trade” means an offering and/or sale of Registrable Securities by any Holder on a block trade or underwritten basis (whether firm commitment or otherwise) for reoffering to the public without a roadshow or substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction.

“Commission” shall mean the Securities and Exchange Commission.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Permitted Transferees” or “Permitted Transfer” shall mean (x) any Affiliate of a Holder or (y) any transfers made: (i) pursuant to a bona fide gift or charitable contribution; (ii) by will or intestate succession upon the death of Holder; (iii) to any Permitted Transferee; (iv) to the members of the Sponsors, (v) pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union; (vi) pro rata to the partners, members or shareholders of a Holder upon its liquidation or dissolution; or (vii) in the event of the Company’s completion of a liquidation, merger, share exchange or other similar transaction which results in all of its shareholders having the right to exchange their Common Stock for cash, securities or other property; provided that in the case of (i) through (vi), the recipient of such Transfer must enter into a written agreement agreeing to be bound by the terms of this Agreement.

“Prospectus” shall mean the prospectus included in any Registration Statement, whether preliminary or final, as supplemented by any and all prospectus supplements (including any “free writing prospectus”) and as amended by any and all post-effective amendments, and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean (a) any outstanding share of Common Stock or any other equity security (including shares of Common Stock issued or issuable upon the exercise of any other equity security) of the Company held by a Holder as of the date of this agreement or hereafter acquired by a Holder, and (b) any other equity security of the Company issued or issuable with respect to any such share of Common Stock referred to in the foregoing clause (a) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement by the applicable Holder; (ii) such securities shall have been otherwise transferred, new certificates for such securities not bearing (or book entry positions not subject to) a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) such securities shall have ceased to be outstanding; or (iv) such securities (A) are held, or become held, by any Holder (other than the Sponsors) who holds less than two percent (2%) of the then issued and outstanding equity securities of the Company; and (B) may be sold without registration pursuant to Rule 144 or any successor rule promulgated under the Securities Act (but with no volume or other restrictions or limitations including as to manner or timing of sale).

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Sponsors” shall mean Jefferies Financial Group Inc., a New York corporation and TFJ, LLC, a Delaware limited liability company.

“Transfer” shall mean the (a) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration or offering and/or sale of Registrable Securities in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public, including a Block Trade.

4.	The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

5.	The undersigned acknowledges and agrees that the Company has not provided any recommendation or investment advice nor has the Company solicited any action from the undersigned with respect to the Common Stock and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate.

6.	This agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

[Signature Page Follows]

Very truly yours,

(Name)

(Address)

[Signature Page to Lock-Up Agreement]